UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-23915

(Investment Company Act File Number)

Octagon XAI CLO Income Fund

(Exact Name of Registrant as Specified in Charter)

321 North Clark Street, Suite 2430

Chicago, IL 60654

(Address of Principal Executive Offices)

Benjamin D. McCulloch, Esq.

XA Investments LLC

321 North Clark Street, Suite 2430

Chicago, IL 60654

(Name and Address of Agent for Service)

(312) 374-6930

(Registrant’s Telephone Number)

Date of Fiscal Year End: September 30

Date of Reporting Period: March 31, 2026

Item 1.	Reports to Stockholders.

XA INVESTMENTS

Octagon XAI CLO Income Fund

Semi-Annual Report

MARCH 31, 2026

OCTIX

Octagon XAI CLO Income Fund

SHAREHOLDER LETTER

March 31, 2026 (Unaudited)

Dear Shareholder:

We thank you for your investment in the Octagon XAI CLO Income Fund (the “Fund”). This report covers the six-month period ended March 31, 2026 (the “Period”) for the Fund’s Class I Shares (OCTIX) and Class A Shares (OCTAX).

During the Period, discourse around Federal Reserve governance and long-term policy frameworks underscored broader investor uncertainty around the future path of monetary policy, which reinforced the importance of disciplined management amid evolving macroeconomic conditions. Uncertainty during the Period was further underscored by the lack of regular economics reports, such as non-farm payrolls and inflation, caused by the U.S. Federal Government shutdown that began on October 1, 2025 and continued through November 12, 2025, making it the longest government shutdown in U.S. history. In the final quarter of 2025, rates continued to cut lower, putting pressure on the floating rate sensitivities of collateralized loan obligations (“CLOs”). Rate changes continue to be an important consideration with respect to the Fund, as it invests primarily in floating-rate securities, including CLO debt tranches and CLO equity.

CLO debt tranches delivered mixed performance during the six-month period ended March 31, 2026, with returns ranging from 2.25% for AAA-rated tranches to 2.14% for BB-rated tranches, as measured by the J.P. Morgan CLO Index (“CLOIE”).1 Market conditions were constructive early in the Period but shifted materially in late January and February as risk-off sentiment, driven by AI related concerns and software sector weakness, led to spread widening across the CLO capital structure.2

Primary CLO issuance remained active throughout the Period despite a seasonal slowdown in January and risk-off environment, with approximately $102 billion of new CLOs issued.3 Primary CLO AAA liability spreads tightened to a low of approximately SOFR4 plus 1.15% in mid-February 2026 before widening to SOFR plus 1.23% by the end of the first quarter of 2026, roughly 0.03% wide of the fourth quarter of 2025’s SOFR plus 1.20% average.5

The Fund’s Class I share net asset value (“NAV”) decreased 5.72% from $25.00 per share on September 30, 2025, to $23.57 per share as of March 31, 2026, resulting in a negative NAV total return (including the reinvestment of distributions) of -2.00%. The Fund’s benchmark of 50% ICE BofA US High Yield/50% Morningstar LSTA US Leveraged Loan Index6 returned 0.73% over the Period.

During the Period, the Fund continued to pay its monthly distribution, totaling an aggregate amount of $0.94646 distributed for the Fund’s Class I Shares and $0.9031 for the Fund’s A Shares. As of March 31, 2026, the distribution amount represented an annualized distribution rate of 7.88% for the Fund’s Class I Shares and an annualized distribution rate of 7.53% for the Fund’s Class A Shares.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at www.xainvestments.com/OCTIX.

Sincerely,

Kimberly Flynn

President

XA Investments LLC

May 15, 2026

[1]

Source: J.P. Morgan Data Query. Represents the post-crisis J.P. Morgan Collateralized Loan Obligation Index (“CLOIE”). The CLOIE is a benchmark to track the market for US dollar denominated broadly syndicated, arbitrage CLOs. The CLOIE is divided by origination (pre- versus post-crisis) and is broken out further into six original rating classes (AAA, AA, A, BBB, BB, B). It is impossible to invest directly in the index. Past performance is not a predictor of future market performance.

[2]	Source: Pitchbook LCD, “Q1 Credit Markets Quarterly Wrap” (April 1, 2026).
[3]	Source: Pitchbook LCD, CLO Global Databank (retrieved from www.lcdcomps.com, April 1, 2026).
[4]	Secured Overnight Financing Rate (SOFR).
[5]	Sources: BofA Global Research, “CLO Factbook” (April 10, 2026).
[6]

The ICE BofA US High Yield Index tracks the performance of US dollar denominated below investment grade rated corporate debt publicly issued in the US domestic market. The Morningstar LSTA US Leveraged Loan Index is a market value weighted index designed to measure the performance of the US leveraged loan market. It is not possible to invest directly in an index.

Octagon XAI CLO Income Fund

QUESTIONS & ANSWERS

March 31, 2026 (Unaudited)

XA Investments LLC ("XAI") serves as the investment adviser to the Octagon XAI CLO Income Fund (the "Fund"). Octagon Credit Investors, LLC ("Octagon") serves as the Fund's investment sub-adviser and is responsible for the management of the Fund's portfolio of investments.

What is the Fund’s investment objective and how is it pursued?

The Fund’s investment objective is to provide high income and total return. The Fund seeks to achieve its investment objective by investing at least 80% of its Net Assets, plus the amount of any borrowings used for investment purposes, in securities of collateralized loan obligation entities (“CLOs”), including the debt tranches of CLOs (“CLO Debt”) and subordinated tranches of CLOs (often referred to as the “residual” or “equity” tranche)(“CLO Equity”). CLO Debt and CLO Equity are referred to herein as “CLO Investments”. The Fund does not invest more than 20% of its Managed Assets in CLO Equity. "Managed Assets" means the total assets of the Fund, including assets attributable to the Fund’s use of leverage, minus the sum of its accrued liabilities (other than liabilities incurred for the purpose of creating leverage).

The Fund invests primarily in CLO Investments rated below investment grade (that is, below Baa3- by Moody’s Investor Service (“Moody’s”) or below BBB- by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings (“Fitch”) or, if unrated, judged to be of comparable quality by the Fund’s investment sub-adviser). Below investment grade securities are often referred to as “high yield” securities or “junk bonds.”

CLOs are a type of structured credit vehicle that typically invest in a diverse portfolio of broadly syndicated leveraged loans. CLOs finance this pool of loans with a capital structure that consists of debt and equity. CLO debt includes senior and mezzanine debt (collectively, “liabilities”) of a CLO structure with tranches rated from AAA down to BB or B. Interest earned from the underlying loan collateral pool of a CLO is used to pay the coupon interest on the CLO liabilities. CLO debt investors earn returns based on spreads above 3-month Term Standard Overnight Financing Rate (“SOFR”). CLO equity represents a residual stake in the CLO structure and is the first loss position in the event of defaults and credit losses. CLO equity investors receive the excess spread between the CLO assets and liabilities and expenses. CLO equity is junior in priority of payment and is subject to certain payment restrictions generally set forth in an indenture governing the notes.

Describe the market conditions for the CLO market and Octagon’s outlook.

U.S. broadly syndicated loan (“BSL”) CLO debt tranches delivered mixed performance during the six month period ended March 31, 2026 (the “Period”), with returns ranging from 2.25% for AAA-rated tranches to 2.14% for BB-rated tranches, as measured by the J.P. Morgan CLO Index (“CLOIE”).1 Market conditions were constructive early in the Period but shifted materially in late January and February as risk-off sentiment, driven by AI related concerns and software sector weakness, led to spread widening across the CLO capital structure.2

Primary BSL CLO AAA liability spreads tightened to a low of approximately Secured Overnight Financing Rate ("SOFR") plus 1.15% in mid February 2026 before widening to SOFR plus 1.23% by the end of the first quarter of 2026, roughly 0.03% wide of the prior quarter’s SOFR plus 1.20% average.3 The CLO AAA term curve flattened—and in some cases inverted—during first quarter of 2026, with shorter dated AAA paper clearing wider than select longer dated structures.3 Lower rated tranches experienced more pronounced spread widening, with BBB and BB CLO debt spreads widening approximately 0.35% and 0.88%, respectively, relative to the prior six month period.4

Primary CLO issuance remained active throughout the Period despite a seasonal slowdown in January, with approximately $102 billion of new BSL and middle market CLOs priced.5 Net CLO supply declined over the Period despite strong issuance pace due to elevated paydowns of post-reinvestment period (“RP”) CLO liabilities (amortization).6 Refinancings were broadly in line with the prior six month period (1%), while reset volumes declined 25%.5 Activity slowed towards the end of the Period, with just 14 CLO resets priced in March 2026 (totaling $6.7 billion), compared to 54 transactions totaling $25.6 billion earlier in the quarter.2 We attribute the recent decline in reset activity to a more cautious investor sentiment amid elevated credit risk and materially weakened CLO equity market value metrics which have made capital intensive deal resets more challenging.2 Growth in CLO debt focused ETFs continued to support demand, particularly for investment grade tranche strategies, while secondary CLO market liquidity improved meaningfully late in the Period as secondary spreads widened beyond primary levels.2,3 Per Bank of America, CLOs were the most actively traded securitized product during the first quarter of 2026.7

CLO equity performance remained pressured by ongoing loan spread compression and credit losses that accelerated during the Period. However, the late January/ February loan market sell off effectively halted aggressive loan repricing activity, which we view as a constructive development for CLO equity cash flows.2 Despite this pause, the impact of prior repricings has persisted. US CLOs reported 0.24% and 0.33% of notional par loss in the Fund’s fourth quarter of 2025 and first quarter of 2026, respectively, driven by CCC loan sales and defaults. 8,9 The median weighted average spread for reinvesting BSL CLOs tightened to SOFR plus 3.04% as of March 31, 2026, and the median equity distribution for reinvesting CLOs declined sequentially from 3.3% (of notional) reported in the fourth quarter of 2025 to 2.8% in the first quarter of 2026, reflecting continued pressure on equity arbitrage.3,10

[1]

Source: J.P. Morgan Data Query (March 31, 2026). Represents the post-crisis J.P. Morgan Collateralized Loan Obligation Index (“CLOIE”). The CLOIE is a benchmark to track the market for US dollar denominated broadly syndicated, arbitrage CLOs. The CLOIE is divided by origination (pre- versus post-crisis) and is broken out further into six original rating classes (AAA, AA, A, BBB, BB, B). It is impossible to invest directly in the index. Past performance is not a predictor of future market performance.

[2]	Source: Pitchbook LCD, “Q1 Credit Markets Quarterly Wrap” (April 1, 2026).
[3]	Source: BofA Global Research, “CLO Factbook” (April 10, 2026).
[4]	Source: J.P. Morgan, “CLO Relative Value Weekly Report” (March 31, 2026).
[5]	Source: Pitchbook LCD, CLO Global Databank (retrieved from www.lcdcomps.com, April 1, 2026).
[6]	Source: BofA Global Research, “CLO Technicals” (March 31, 2026).
[7]	Source: BofA Global Research, “CLO Weekly” (March 27, 2026).
[8]	Source: BofA Global Research, “CLO Weekly” (April 10, 2026).
[9]	Source: BofA Global Research, “CLO Weekly” (January 16, 2026).
[10]	Source: BofA Global Research, “BofA Global Research CLO Equity Data January 2026” (February 27, 2026).

Octagon XAI CLO Income Fund

QUESTIONS & ANSWERS

March 31, 2026 (Continued) (Unaudited)

CLO fundamentals remained generally stable. Median S&P-rated CCC concentrations for reinvesting CLOs declined modestly year over year, though some deterioration was observed late in the Period as overcollateralization cushions narrowed slightly and weighted average portfolio prices declined.3 We believe CLO structures remain fundamentally sound; however, elevated performance dispersion, persistent volatility, and higher for longer interest rate expectations reinforce the importance of disciplined credit selection and downside risk management across CLO portfolios.

How did the Fund perform for the period?

The Fund’s Class I share net asset value (“NAV”) decreased 5.72% from $25.00 per share on September 30, 2025 to $23.57 per share as of March 31, 2026, resulting in a NAV total return (including the reinvestment of distributions) of -2.00%. The Fund’s benchmark of 50% ICE BofA US High Yield/50% Morningstar LSTA US Leveraged Loan Index returned 0.73% for the Period.

Relevant indices for the markets in which the Fund invests include the Morningstar LSTA US Leveraged Loan 100 Index (the “Morningstar 100”), which returned 1.05% for the Period, Bloomberg Barclays U.S. High Yield 1% Issuer Capped Index, which returned 0.79% for the Period, and the JP Morgan BB/B CLO Debt Index, which returned -2.52% for the Period. There is no representative benchmark index for CLO equity in the marketplace.

What were the distributions over the period?

During the Period, the Fund paid its distribution monthly. During the period, the Fund paid a total of $0.94646 distribution for the Fund’s Class I shares and $0.9031 for the Fund’s A shares. As of March 31, 2026, the distribution amount represented an annualized distribution rate of 7.88% based on the Fund’s Class I NAV of $23.57 and an annualized distribution rate of 7.53% on the Fund’s Class A NAV of $23.55.

The Fund intends to pay substantially all of its net investment income, if any, to shareholders through periodic distributions and to distribute any net realized long- term capital gains to shareholders at least annually. The Fund intends to pay monthly distributions to Shareholders. However, there is no assurance the Fund will pay regular monthly distributions or that it will do so at a particular rate. The Fund may pay distributions from any permitted source and, from time to time, all or a portion of a distribution may be a return of capital.

Index Definitions

The Fund is actively managed and does not seek to track any index. Index returns are stated for illustrative purposes only, do not reflect the deduction of fees and expenses, and do not represent the performance of the Fund. Past performance is not a predictor of future market performance. It is not possible to invest directly in an index.

The Bloomberg U.S. High Yield 1% Issuer Capped Index measures the performance of high yield bonds, with an individual issuer cap of 1%.

The J.P. Morgan CLO Debt Index represents the post-crisis J.P. Morgan Collateralized Loan Obligation Index (“CLOIE”). The CLOIE is an index that tracks the market for U.S. dollar-denominated broadly syndicated, arbitrage CLOs. The CLOIE is divided by origination (pre- versus post-crisis) and is broken out further into six original rating classes (AAA, AA, A, BBB, BB, B). The sub-index referenced herein tracks BB-rated CLO debt.

The Morningstar LSTA US Leveraged Loan Index is a market-value weighted index designed to measure the performance of the US leveraged loan market.

The Morningstar LSTA US Leveraged Loan 100 Index (the “Morningstar 100”) is designed to measure the performance of the 100 largest facilities in the US leveraged loan market. Index constituents are market-value weighted, subject to a single loan facility weight cap of 2%.

The S&P 500® is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and covers approximately 80% of available market capitalization.

Risks and Other Considerations

Investing involves risk, including the possible loss of principal and fluctuation in value.

The views expressed in these Questions & Answers reflect those of the portfolio managers only through the report period as stated on the cover. These views are expressed for informational purposes only and are subject to change at any time, based on market and other conditions, and may not come to pass. These views should not be construed as research, investment advice or a recommendation of any kind regarding the Fund or any issuer or security, do not constitute a solicitation to buy or sell any security, and should not be considered specific legal, investment or tax advice. The information provided does not take into account the specific objectives, financial situation, or particular needs of any specific investor.

The views expressed in this report may also include forward-looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass. Actual results or events may differ materially from those projected, estimated, assumed, or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession, and interest rates. Neither XAI nor Octagon has any obligation to update or otherwise revise any forward-looking statements, including any revision to reflect changes in any circumstances arising after the date hereof relating to any assumptions or otherwise.

There is no guarantee the Fund’s investment objective will be achieved. CLOs often involve risks that are different from or more acute than risks associated with other types of credit instruments and may be difficult to value or be illiquid. The value of CLOs may decrease if ratings agencies revise their ratings criteria and, as a result, lower the rating of a CLO in which the Fund has invested. The Fund’s shares are not guaranteed or endorsed by any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation.

Past performance does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

Investors should carefully review the prospectus and consider potential risks before investing. These and other risk considerations are described in more detail in the Fund’s prospectus and SAI, each of which can be found on the SEC’s website at www.sec.gov or the Fund’s web page at xainvestments.com/OCTIX.

Paralel Distributors LLC is the distributor for the Fund’s shares. Paralel is not affiliated with XA Investments LLC or Octagon Credit Investors LLC.

Octagon XAI CLO Income Fund

PORTFOLIO INFORMATION

March 31, 2026 (Unaudited)

Growth of a $10,000 Investment (as of March 31, 2026)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. Performance reflects the partial waiver of the Fund’s advisory fees and/or reimbursement of expenses for certain periods since the inception date. Without these waivers and/or reimbursements, performance would have been lower. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes that distributions from the Fund are reinvested.

Summary Performance (as of March 31, 2026)

Class/Benchmark	6 months	1 Year	Since Inception
Octagon XAI CLO Income Fund - Class I(a)	-2.00%	2.98%	3.15%
Octagon XAI CLO Income Fund - Class A(b)	-2.17%	2.63%	2.19%
50% ICE BofA US High Yield Index/ 50% Morningstar LSTA US Leveraged Loan Index(c)	0.73%	5.86%	5.40%

(a)	Class I inception: November 4, 2024
(b)	Class A inception: December 2, 2024
(c)

The ICE BofA US High Yield Index tracks the performance of US dollar denominated below investment grade rated corporate debt publicly issued in the US domestic market. The Morningstar LSTA US Leveraged Loan Index is a market value weighted index designed to measure the performance of the US leveraged loan market. It is not possible to invest directly in an index.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than performance data quoted. Please visit our website at www.xainvestments.com/OCTIX to obtain the most recent month-end performance.

Octagon XAI CLO Income Fund

PORTFOLIO INFORMATION

March 31, 2026 (Unaudited) (Continued)

Top Ten Portfolio Holdings (as a % of Total Investments)*

Holding	Type
Elmwood CLO 35 Ltd.	Collateralized Loan Obligations Debt	3.07%
Sixth Street CLO 28 Ltd.	Collateralized Loan Obligations Debt	2.57%
Elmwood CLO 46 Ltd.	Collateralized Loan Obligations Debt	2.56%
CIFC Funding 2019-III Ltd.	Collateralized Loan Obligations Debt	2.51%
CIFC Funding 2019-I Ltd.	Collateralized Loan Obligations Debt	2.51%
Trestles CLO VI Ltd.	Collateralized Loan Obligations Debt	2.50%
Sixth Street CLO XXII Ltd.	Collateralized Loan Obligations Debt	2.50%
Carlyle US CLO 2019-3 Ltd.	Collateralized Loan Obligations Debt	2.50%
Generate CLO 19 Ltd.	Collateralized Loan Obligations Debt	2.44%
Neuberger Berman Loan Advisers CLO 46 Ltd.	Collateralized Loan Obligations Debt	2.42%
		25.58%

*	Holdings may vary, are subject to change, and exclude Money Market Mutual Funds.

Asset Allocation*	% of Total Investments
Collateralized Loan Obligations Debt	94.34%
Collateralized Loan Obligations Equity	4.34%
Money Market Funds	1.32%

*	Holdings may vary and are subject to change.

Octagon XAI CLO Income Fund

SCHEDULE OF INVESTMENTS

March 31, 2026 (Unaudited)

	Reference Rate & Spread	Maturity Date	Principal Amount	Value
COLLATERALIZED LOAN OBLIGATIONS DEBT - 93.14%(a)(b)
Anchorage Capital CLO 6 Ltd.	3M SOFR + 6.15%	07/22/2038	$880,000	$853,785
Anchorage Capital CLO 16 Ltd.	3M SOFR + 5.70%	01/19/2038	500,000	458,778
Anchorage Capital CLO 21 Ltd.	3M SOFR + 6.25%	10/20/2034	500,000	448,806
Anchorage Capital CLO 31 Ltd.	3M SOFR + 5.70%	10/20/2038	1,000,000	988,285
Apidos CLO XL Ltd.	3M SOFR + 5.60%	07/15/2037	500,000	495,535
Apidos CLO XLI Ltd.	3M SOFR + 5.65%	10/20/2037	685,000	681,849
Apidos CLO XLVII Ltd.	3M SOFR + 6.20%	04/26/2037	500,000	481,373
Apidos CLO XLVIII Ltd.	3M SOFR + 5.75%	07/25/2037	500,000	490,376
Apidos CLO XXIII	3M SOFR + 5.20%	04/15/2033	1,000,000	987,331
Apidos CLO XXXV	3M SOFR + 6.01%	04/20/2034	500,000	480,934
Ares XLIV CLO Ltd.	3M SOFR + 6.25%	04/15/2034	1,000,000	906,614
Bain Capital Credit CLO 2022-3 Ltd.	3M SOFR + 7.35%	07/17/2035	619,357	544,788
Barings CLO Ltd. 2021-II	3M SOFR + 6.30%	07/15/2034	500,000	456,931
Barings CLO Ltd. 2024-II	3M SOFR + 5.90%	07/15/2039	1,000,000	975,044
Benefit Street Partners CLO XVII Ltd.	3M SOFR + 6.15%	10/15/2037	750,000	732,542
Benefit Street Partners CLO XXIX Ltd.	3M SOFR + 4.60%	01/25/2038	1,150,000	1,116,090
Canyon CLO 2021-3 Ltd.	3M SOFR + 6.00%	07/15/2034	500,000	446,784
Carlyle US CLO 2017-2 Ltd.	3M SOFR + 7.56%	07/20/2037	1,000,000	969,828
Carlyle US CLO 2019-3 Ltd.	3M SOFR + 4.95%	04/20/2039	1,250,000	1,209,732
Carlyle US CLO 2021-10 Ltd.	3M SOFR + 6.75%	01/20/2038	700,000	670,440
Carlyle US CLO 2024-2 Ltd.	3M SOFR + 6.85%	04/25/2037	500,000	486,134
CBAM 2018-8 Ltd.	3M SOFR + 6.37%	07/15/2037	750,000	710,955
CIFC Funding 2019-I Ltd.	3M SOFR + 5.75%	10/20/2037	1,250,000	1,218,889
CIFC Funding 2019-III Ltd.	3M SOFR + 5.00%	01/16/2038	1,250,000	1,215,003
CIFC Funding 2021-II	3M SOFR + 5.00%	01/15/2039	500,000	493,778
CIFC Funding 2021-V Ltd.	3M SOFR + 5.10%	01/15/2038	450,000	438,907
CIFC Funding 2025-IX Ltd.	3M SOFR + 4.75%	01/21/2039	1,000,000	991,429
Dryden 87 CLO Ltd.	3M SOFR + 6.35%	08/20/2038	1,000,000	964,809
Elmwood CLO 27 Ltd.	3M SOFR + 6.25%	04/18/2037	660,000	644,383
Elmwood CLO 35 Ltd.	3M SOFR + 5.25%	10/18/2037	1,500,000	1,489,397
Elmwood CLO 46 Ltd.	3M SOFR + 5.00%	01/17/2039	1,250,000	1,242,076
Garnet CLO 2 Ltd.	3M SOFR + 5.25%	10/20/2038	415,000	409,283
Generate CLO 6 Ltd.	3M SOFR + 7.25%	10/22/2037	1,000,000	889,968
Generate CLO 19 Ltd.	3M SOFR + 6.00%	04/22/2036	1,200,000	1,182,892
GoldenTree Loan Management US CLO 25 Ltd.	3M SOFR + 5.75%	04/20/2038	750,000	742,823
Lodi Park CLO Ltd.	3M SOFR + 5.65%	07/21/2037	1,000,000	862,055
Madison Park Funding XXVIII Ltd.	3M SOFR + 6.35%	01/15/2038	1,000,000	855,886
Neuberger Berman Loan Advisers CLO 46 Ltd.	3M SOFR + 5.15%	01/20/2037	1,250,000	1,170,662
Oaktree CLO 2020-1 Ltd.	3M SOFR + 5.00%	01/15/2038	500,000	485,812
Oaktree CLO 2024-27 Ltd.	3M SOFR + 5.60%	10/22/2037	500,000	496,186
OCP CLO 2016-12 Ltd.	3M SOFR + 6.00%	10/18/2037	1,000,000	970,105
OCP CLO 2017-13 Ltd.	3M SOFR + 5.90%	11/26/2037	1,000,000	985,082
OCP CLO 2019-17 Ltd.	3M SOFR + 6.25%	07/20/2037	1,000,000	978,656
OCP CLO 2022-25 Ltd.	3M SOFR + 5.85%	07/20/2037	500,000	487,954
OHA Credit Funding 12-R Ltd.	3M SOFR + 4.85%	07/20/2037	750,000	736,659
OHA Credit Partners XVII Ltd.	3M SOFR + 5.00%	01/18/2038	1,000,000	986,524
OHA Loan Funding 2015-1 Ltd.	3M SOFR + 4.80%	10/19/2038	750,000	736,875
Rad CLO 3 Ltd.	3M SOFR + 5.88%	07/15/2037	500,000	417,586
Rad CLO 10 Ltd.	3M SOFR + 6.11%	04/23/2034	457,240	413,221
Regatta XII Funding Ltd.	3M SOFR + 6.90%	10/15/2037	500,000	478,181
Regatta XXVIII Funding Ltd.	3M SOFR + 6.85%	04/25/2037	500,000	491,532
RR 27 Ltd.	3M SOFR + 4.85%	10/15/2040	575,000	564,746
Shackleton 2019-XIV CLO Ltd.	3M SOFR + 5.90%	07/20/2034	555,000	520,575
Sixth Street CLO 28 Ltd.	3M SOFR + 5.45%	04/21/2038	1,250,000	1,243,722
Sixth Street CLO XXII Ltd.	3M SOFR + 4.75%	04/21/2038	1,250,000	1,210,306
Sixth Street CLO XXIV Ltd.	3M SOFR + 6.65%	04/23/2037	800,000	794,404
Trestles CLO VI Ltd.	3M SOFR + 4.75%	04/25/2038	1,250,000	1,211,134
Voya CLO 2024-2 Ltd.	3M SOFR + 6.05%	07/20/2037	375,000	373,673
Voya CLO 2024-7 Ltd.	3M SOFR + 5.25%	01/20/2038	750,000	736,451
TOTAL COLLATERALIZED LOAN OBLIGATIONS DEBT (Cost $47,694,665)				$45,724,558

See Notes to Financial Statements.

Octagon XAI CLO Income Fund

SCHEDULE OF INVESTMENTS

March 31, 2026 (Continued) (Unaudited)

	Estimated Yield	Maturity Date	Principal Amount	Value
COLLATERALIZED LOAN OBLIGATIONS EQUITY - 4.28%(a)(c)
Benefit Street Partners CLO XII Ltd.	12.24%	10/15/2037	$500,000	$286,000
CIFC Funding 2018-II Ltd.	10.80%	10/20/2037	1,250,000	363,248
Neuberger Berman CLO XXI Ltd.	10.97%	01/20/2039	1,400,000	622,300
OCP CLO 2024-36 Ltd.	7.65%	10/16/2037	1,000,000	542,720
Regatta XIX Funding Ltd.	16.98%	04/20/2038	605,000	288,615
TOTAL COLLATERALIZED LOAN OBLIGATIONS EQUITY
(Cost $3,232,806)				$2,102,883

	Shares	Value
MONEY MARKET FUNDS - 1.31%
Invesco Short Term Investments Trust Treasury Portfolio, Institutional Class, 3.55% (7-day yield)	640,830	640,830

TOTAL MONEY MARKET FUNDS
(Cost $640,830)		$640,830

TOTAL INVESTMENTS - 98.73%
(Cost $51,568,301)		$48,468,271

Other Assets in Excess of Liabilities - 1.27%		623,710
NET ASSETS - 100.00%		$49,091,981

(a)	All or a portion of the security is exempt from registration of the Securities Act of 1933. These securities may be resold in transactions exempt from registration under Rule 144A, normally to qualified institutional buyers. As of March 31, 2026, these securities had an aggregate value of $47,827,441 or 97.42% of net assets.
(b)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at March 31, 2026. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above. Leveraged loans and CLO debt securities typically have reference Rate Floors (“Rate Floors”) embedded in their loan agreements and organizational documents. Leveraged loans generally have Rate Floors of 0% or more, while CLO debt securities often set Rate Floors at 0%. Rate Floors serve to establish a minimum base rate to be paid by the borrower before the fixed spread. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(c)	CLO subordinated notes, income notes, Y notes and M notes are considered CLO equity positions. CLO equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses. The effective yield is estimated based upon the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. Effective yields for the CLO equity positions are updated generally once per quarter or on a transaction such as an add-on purchase, refinancing or reset. The estimated yield and investment cost may ultimately not be realized. Estimated yields shown are as of March 31, 2026.

Investment Abbreviations:

Ltd. – Limited

SOFR – Secured Overnight Financing Rate

Reference Rates:

3M SOFR as of March 31, 2026 was 3.68%

See Notes to Financial Statements.

Octagon XAI CLO Income Fund

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2026 (Unaudited)

ASSETS:
Investments, at value (Cost $51,568,301)	$48,468,271
Interest receivable	913,171
Receivable for investment securities sold	107,062
Receivable for fund shares sold	98,982
Prepaid expenses and other assets	56,108
Total Assets	49,643,594
LIABILITIES:
Distributions payable to common shareholders	318,390
Payable for investment securities purchased	106,851
Accrued professional fees payable	58,311
Accrued fund accounting and administration fees payable	27,208
Accrued investment advisory fees payable (Note 3)	17,051
Accrued custodian fees payable	6,644
Accrued distribution and servicing fees payable (Note 4)	3,263
Accrued transfer agent fees payable	2,109
Other payable and accrued expenses	11,786
Total Liabilities	551,613
NET ASSETS	$49,091,981

COMPOSITION OF NET ASSETS:
Paid in capital	$52,393,397
Distributable earnings/(Accumulated loss)	(3,301,416)
NET ASSETS	$49,091,981

PRICING OF SHARES
Class I:
Offering price and net asset value per share of beneficial interest	$23.57
Net Assets applicable to common shareholders	$38,082,945
Shares of beneficial interest outstanding, at $0.01 par value per share, and unlimited common shares authorized	1,615,795

Class A:
Net asset value per share of beneficial interest	$23.55
Maximum offering price per share(a)	$24.02
Net Assets applicable to common shareholders	$11,009,036
Shares of beneficial interest outstanding, at $0.01 par value per share, and unlimited common shares authorized	467,542

(a)	Includes maximum sales charge of 2.00%.

See Notes to Financial Statements.

Octagon XAI CLO Income Fund

STATEMENT OF OPERATIONS

For the Period Ended March 31, 2026 (Unaudited)

INVESTMENT INCOME:
Interest and other income	$2,545,307
Total Investment Income	2,545,307
EXPENSES:
Investment advisory fees (Note 3)	387,234
Class A distribution and servicing fees (Note 4)	47,850
Fund accounting and administration fees	121,538
Professional fees	62,892
Transfer agent fees	46,847
Principal financial officer fees (Note 3)	31,016
Chief compliance officer fees (Note 3)	21,109
Registration and filing fees	17,035
Trustees' fees and expenses	15,871
Sub-transfer agent fees (Note 4)	11,678
Printing expenses	9,887
Custodian fees	2,894
Other expenses	9,435
Total Expenses	785,286
Less expenses waived from Investment Advisor (Note 3)
Class I	(136,857)
Class A	(38,376)
Less distribution and servicing fees reimbursed (Note 4)
Class A	(28,141)
Net Expenses	581,912
NET INVESTMENT INCOME	1,963,395
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized loss on:
Investment securities	(161,742)
Total net realized loss	(161,742)
Net change in unrealized appreciation/depreciation on:
Investment securities	(2,851,122)
Net change in unrealized appreciation/depreciation	(2,851,122)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(3,012,864)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,049,469)

See Notes to Financial Statements.

Octagon XAI CLO Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Period Ended March 31, 2026 (Unaudited)	For the Period Ended September 30, 2025(a)
OPERATIONS:
Net investment income	$1,963,395	$2,388,938
Net realized loss	(161,742)	(67,645)
Net change in unrealized appreciation/depreciation	(2,851,122)	(248,908)
Net increase/(decrease) in net assets from operations	(1,049,469)	2,072,385

DISTRIBUTIONS:
From distributable earnings
Class I	(1,548,036)	(1,900,707)
Class A	(415,426)	(464,472)
From tax return of capital
Class I	–	(84,465)
Class A	–	(20,641)
Total distributions	(1,963,462)	(2,470,285)

SHARE TRANSACTIONS:
Shares sold
Class I	1,767,747	40,572,991
Class A	303,500	11,113,500
Distributions reinvested
Class I	323,881	393,658
Class A	271,076	229,926
Shares repurchased
Class I	(2,492,639)	(200)
Class A	(80,628)	–
Shares transferred
Class I	501	–
Class A	(501)	–
Net increase in net assets from share transactions	92,937	52,309,875
Net increase/(decrease) in net assets	(2,919,994)	51,911,975

NET ASSETS
Beginning of period	52,011,975	100,000
End of period	$49,091,981	$52,011,975

(a)

Reflects operations for the period from November 4, 2024 (commencement of operations) to September 30, 2025. Prior to the commencement of operations, the Fund had been inactive except for matters related to the Fund’s registration and establishment.

See Notes to Financial Statements.

Octagon XAI CLO Income Fund

FINANCIAL HIGHLIGHTS

For a Share Class throughout the Period Presented

Class I	For the Period Ended March 31, 2026 (Unaudited)		For the Period Ended September 30, 2025(a)
Net Asset Value - Beginning of Period	$25.00		$25.00	(b)

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(c)	0.95		1.93
Net realized and unrealized loss on investments	(1.43)		(0.32)
Total Income/(Loss) from Investment Operations	(0.48)		1.61

DISTRIBUTIONS FROM:
Net investment income	(0.95)		(1.54)
Tax return of capital	–		(0.07)
Total Distributions	(0.95)		(1.61)

Net Asset Value - End of Period	$23.57		$25.00

Total Investment Return - Net Asset Value(d)	(2.00%)		6.60%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$38,083		$40,833
Ratio of expenses excluding waivers to average net assets	2.86	%(e)	3.43	%(e)(f)
Ratio of expenses including waivers to average net assets	2.18	%(e)	2.18	%(e)(g)
Ratio of net investment income excluding waivers to average net assets	7.00	%(e)	7.24	%(e)(f)
Ratio of net investment income including waivers to average net assets	7.68	%(e)	8.49	%(e)(g)
Portfolio turnover rate	19%		14%

(a)	Reflects operations for the period from November 4, 2024 (commencement of operations) to September 30, 2025. Prior to the commencement of operations, the Fund had been inactive except for matters related to the Fund’s registration and establishment.
(b)	The net asset value at the beginning of the period represents the registration and initial sale of Class I shares on January 18, 2024. There were no operations other than that initial sale prior to November 4, 2024 (Commencement of Operations).
(c)	Calculated based on the average number of common shares outstanding.
(d)	Total investment return is calculated assuming an investment made at the net asset value at the beginning of the period and reinvestment of all distributions. Total investment return includes the Fund's operating expense cap and fee waiver, as applicable. Total investment return does not reflect brokerage commissions, if any, and are not annualized.
(e)	Annualized.
(f)	Differences in annualized operating expenses among share classes is due to different share class inception dates and share class specific expenses.
(g)	Reflects the waiver of investment advisory fees per the Operating Expense Limitation Agreement (see Note 3). Differences in annualized operating expenses among share classes is due to different share class inception dates and share class specific expenses.

See Notes to Financial Statements.

Octagon XAI CLO Income Fund

FINANCIAL HIGHLIGHTS
For a Share Class throughout the Period Presented (Continued)

Class A	For the Period Ended March 31, 2026 (Unaudited)		For the Period Ended September 30, 2025(a)
Net Asset Value - Beginning of Period	$24.98		$25.25

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.90		1.68
Net realized and unrealized loss on investments	(1.43)		(0.41)
Total Income/(Loss) from Investment Operations	(0.53)		1.27

DISTRIBUTIONS FROM:
Net investment income	(0.90)		(1.47)
Tax return of capital	–		(0.07)
Total Distributions	(0.90)		(1.54)

Net Asset Value - End of Period	$23.55		$24.98

Total Investment Return - Net Asset Value(c)	(2.17%)		5.21%

RATIOS/SUPPLEMENTAL DATA:	$11,009		$11,178
Net assets, end of period (000s)
Ratio of expenses excluding waivers to average net assets	3.71	%(d)	3.71	%(d)(e)
Ratio of expenses including waivers to average net assets	2.53	%(d)	2.53	%(d)(f)
Ratio of net investment income excluding waivers to average net assets	6.16	%(d)	6.96	%(d)(e)
Ratio of net investment income including waivers to average net assets	7.34	%(d)	8.14	%(d)(f)
Portfolio turnover rate	19%		14%

(a)	Reflects operations for the period from December 2, 2024 (commencement of operations) to September 30, 2025. Prior to the commencement of operations, the Fund had been inactive except for matters related to the Fund’s registration and establishment.
(b)	Calculated based on the average number of common shares outstanding.
(c)	Total investment return is calculated assuming an investment made at the net asset value at the beginning of the period and reinvestment of all distributions and does not include maximum sales charge. Total investment return includes the Fund's operating expense cap and fee waiver, as applicable. Total investment return does not reflect brokerage commissions, if any, and are not annualized.
(d)	Annualized.
(e)	Differences in annualized operating expenses among share classes is due to different share class inception dates and share class specific expenses.
(f)	Reflects the waiver of investment advisory fees per the Operating Expense Limitation Agreement (see Note 3) and the reimbursement of distribution and/or shareholder servicing fees (see Note 4). Differences in annualized operating expenses among share classes is due to different share class inception dates and share class specific expenses.

See Notes to Financial Statements.

Octagon XAI CLO Income Fund

NOTES TO FINANCIAL STATEMENTS

March 31, 2026 (Unaudited)

NOTE 1 - ORGANIZATION

Octagon XAI CLO Income Fund (the “Fund”) was organized on November 13, 2023, as a Delaware Statutory Trust and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that operates as an “interval fund.” The Fund continuously offers shares of beneficial interest (the “Shares”) under Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”). The Fund has adopted a fundamental policy to make a quarterly repurchase offer (“Repurchase Offer”) of between 5% and 25% of the Fund’s outstanding Shares.

XA Investments LLC (“XAI” or the “Adviser”) serves as the investment adviser to the Fund. The Fund’s investment objective is to provide high income and total return. Under normal market conditions, the Fund will invest at least 80% of its managed assets in securities of collateralized loan obligation entities (“CLOs”), including the debt tranches of CLOs (“CLO Debt”) and subordinated tranches of CLOs (often referred to as the “residual” or “equity” tranche) (“CLO Equity”). “Managed Assets” means the total assets of the Fund, including assets attributable to the Fund’s use of leverage, minus the sum of its accrued liabilities (other than liabilities incurred for the purpose of creating leverage). The Fund will purchase CLO investments in the primary and secondary markets.

The Fund offers, on a continuous basis, two classes of common shares of beneficial interest: Class I Shares and Class A Shares. The Fund has received exemptive relief from the Securities and Exchange Commission (“SEC”) which permits the Fund to, among other things, issue multiple classes of shares, impose on certain of the classes a sales charge or an early withdrawal charge and schedule waivers of such, and impose class specific annual asset-based distribution and/or shareholder service fees on the assets of the various classes of shares to be used to pay for expenses incurred in fostering the distribution and/or shareholder servicing of shares of the particular class. Class I commenced operations on November 4, 2024 and Class A commenced operations on December 2, 2024. The Fund had no operations prior to November 4, 2024, other than matters relating to its registration and initial sale of 4,000 Class I Shares of the Adviser, which represented the initial capital of $100,000 at $25.00 per share.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting and Use of Estimates – The financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which requires management to make estimates and assumptions that affect the reported amounts and disclosures, including contingent assets and liabilities, in the financial statements during the period reported. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Fund ultimately realizes upon sale of the securities. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The financial statements have been prepared as of the close of the New York Stock Exchange (“NYSE”) on March 31, 2026.

Expense Recognition – Expenses are recorded on the accrual basis of accounting.

Calculation of Net Asset Value – The calculation of net asset value ("NAV") per common share of each class of shares is determined daily, on each day that the NYSE is open for trading, as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time). The Fund’s NAV per common share for each class of shares is calculated separately based on the fees and expenses applicable to each class of shares and by dividing the share class’s proportionate value of the Fund’s total assets, less its liabilities, by the number of share class’s common shares outstanding.

Cash – The Fund considers its investment in an FDIC insured interest bearing account to be cash. The Fund maintains cash balances, which at times may exceed federally insured limits. The Fund maintains these balances with a high quality financial institution. The Fund monitors this credit risk and has not experienced any losses related to this risk.

Securities Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the identified cost basis method for financial reporting purposes.

Interest income from investments is recorded using the accrual basis of accounting to the extent such amounts are expected to be collected. Amortization of premium or accretion of discount is recognized using the effective interest method, which is included in interest income. Collateralized loan obligation (“CLO”) equity investments recognize investment income on the accrual basis utilizing an effective interest methodology based upon an effective yield to maturity utilizing projected cash flows. ASC Topic 325-40, Beneficial Interests in Securitized Financial Assets, requires investment income from CLO equity investments and fee rebates to be recognized under the effective interest method, with any difference between the cash distribution and the amount calculated pursuant to the effective interest method being recorded as an adjustment to the cost basis of the investment. There were no fee rebates for CLO equity investments held by the Fund as of March 31, 2026.

Effective yields for the Fund’s CLO equity positions are monitored and evaluated on a quarterly basis. The Fund also updates a CLO equity investment’s effective yield in each instance where there is a respective add-on purchase, refinancing or reset involving the CLO equity investment held. The effective yield will be set to 0.00% if: (1) the aggregate projected amount of future recurring distributions is less than the amortized investment cost, and/or (2) there is significant uncertainty with respect to the timing of future residual distributions from equity positions that are in the process of being redeemed or that have missed or are not currently making distributions. The future distributions for CLO equity positions with a 0.00% effective yield will be recognized solely as return of cost basis until the aggregate projected amount of future recurring distributions exceeds the amortized investment cost.

Adopted Accounting Standards –The Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (“Topic 280”) – Improvements to Reportable Segment Disclosures (“ASU 2023-07”), which requires a public entity to make enhanced disclosures about significant segment expenses that are regularly provided to the chief operating decision maker (the “CODM”). The Fund’s Secretary and Chief Legal Officer acts as the CODM. Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios and changes in net assets resulting from operations, which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the accompanying Statement of Assets and Liabilities and significant segment expenses are listed on the accompanying Statement of Operations.

Octagon XAI CLO Income Fund

NOTES TO FINANCIAL STATEMENTS

March 31, 2026 (Continued) (Unaudited)

The Fund adopted FASB ASU 2023-09, "Income Taxes (Topic 740) Improvements to Income Tax Disclosures" ("ASU 2023-09"), which establishes new income tax disclosure requirements and modifies or eliminates certain existing disclosure provisions. The amendments in this ASU are intended to address investor requests for more transparency about income tax information and to improve the effectiveness of income tax disclosures. The Fund's adoption of ASU 2023-09 did not have a material impact on the Fund's financial statements.

Fair Value Measurements – The Fund records investments at fair value. The Fund values debt securities at the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. The Fund values exchange-traded options and other exchange-traded derivative contracts at the midpoint of the best bid and asked prices at the close on those exchanges on which they are traded.

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal off-exchange market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded primarily on the Nasdaq Stock Market (“Nasdaq”) are normally valued by the Fund at the Nasdaq Official Closing Price (“NOCP”) provided by Nasdaq each business day. The NOCP is the most recently reported price as of 4:00 p.m., Eastern Time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, Nasdaq will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes.

Generally, trading in many foreign securities will be substantially completed each day at various times prior to the close of the NYSE. The values of these securities used in determining the net asset value generally will be computed as of such times. Occasionally, events affecting the value of foreign securities may occur between such times and the close of the NYSE which will not be reflected in the computation of net asset value unless it is determined that such events would materially affect the net asset value, in which case adjustments would be made and reflected in such computation pursuant to the fair valuation procedures described herein. Such adjustments may be based upon factors such as developments in non-U.S. markets, the performance of U.S. securities markets and the performance of instruments trading in U.S. markets that represent non-U.S. securities.

Short-term securities with remaining maturities of less than 60 days may be valued at amortized cost, to the extent that amortized cost is determined to approximate fair value. Investments in open-end investment companies, including money market Funds, are valued at their net asset value at the end of each business day. These valuations are typically categorized as Level 1 in the fair value hierarchy.

The Fund values derivatives transactions in accordance with valuation guidelines adopted by the Board of Trustees of the Fund (the “Board of Trustees”). Accrued payments to the Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.

The Fund may utilize bid quotations provided by independent pricing services or, if independent pricing services are unavailable, dealers to value certain of its securities and other instruments at their market value. The Fund may use independent pricing services to value certain securities held by the Fund at their market value. The Fund periodically verifies valuations provided by independent pricing services.

If independent pricing services or dealer quotations are not available for a given security, such security will be valued in accordance with valuation guidelines adopted by the Board of Trustees that the Board of Trustees believes are designed to accurately reflect the fair value of securities valued in accordance with such guidelines.

The Board of Trustees has designated the Adviser as the “valuation designee” for the Fund pursuant to Rule 2a-5 under the Investment Company Act. The valuation designee is responsible for making fair value determinations pursuant to Valuation Policies and Procedures adopted by XAI and the Fund (the “Valuation Policy”). A committee of voting members comprised of senior personnel of XAI considers various pricing issues and establishes fair valuations of portfolio securities and other instruments held by the Fund in accordance with the Valuation Policy (the “Pricing Committee”). XAI as valuation designee is subject to monitoring and oversight by the Board of Trustees. As a general principle, the fair value of a portfolio instrument is the amount that an owner might reasonably expect to receive upon the instrument’s current sale. A range of factors and analysis may be considered when determining fair value, including relevant market data, interest rates, credit considerations and/or issuer specific news. The Pricing Committee may consult with and receive input from third parties, such as the Sub-Adviser, and will utilize a variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity, rating, indications of value from security dealers, evaluations of anticipated cash flows or collateral, spread over U.S. Treasury obligations, and other information and analysis. In addition, the Pricing Committee may consider valuations provided by valuation firms retained to assist in the valuation of certain of the Fund’s investments. Fair valuation involves subjective judgments. While the Fund’s use of fair valuation is intended to result in calculation of net asset value that fairly reflects values of the Fund’s portfolio securities as of the time of pricing, the Fund cannot guarantee that any fair valuation will, in fact, approximate the amount the Fund would actually realize upon the sale of the securities in question. It is possible that the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.

The Fund may use non-binding indicative bid prices provided by an independent pricing service or broker as the primary basis for determining the value of CLO debt and CLO equity (subordinated securities), which may be adjusted for pending distributions, as applicable, as of the valuation date. These bid prices are non-binding, and may not be determinative of an actual transaction price. As such, they may be considered Level 3 in the fair value hierarchy, absent additional information. In valuing the Fund’s investments in CLO debt and CLO equity (subordinated securities), in addition to non-binding indicative bid prices provided by an independent pricing service or broker, the Pricing Committee also may consider a variety of relevant factors, as set forth in the Valuation Policy, including recent trading prices for specific investments, recent purchases and sales known to the Fund in similar securities, other information known to the Fund relating to the securities, and discounted cash flows based on output from a third-party financial model, using projected future cash flows.

Information that becomes known after the Fund’s NAV has been calculated on a particular day will not be used to retroactively adjust the price of a security or the Fund’s previously determined NAV.

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Octagon XAI CLO Income Fund

NOTES TO FINANCIAL STATEMENTS

March 31, 2026 (Continued) (Unaudited)

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 – Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 – Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2026:

Investments in Securities at Value(a)	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Collateralized Loan Obligations Debt	$–	$45,724,558	$–	$45,724,558
Collateralized Loan Obligations Equity	–	2,102,883	–	2,102,883
Money Market Funds	640,830	–	–	640,830
Total	$640,830	$47,827,441	$–	$48,468,271

(a)	For detailed descriptions and other security classifications, see the accompanying Schedule of Investments.

There were no transfers into or out of level 3 for the period ended March 31, 2026.

Indemnification – The Fund indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on industry experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

NOTE 3 - INVESTMENT ADVISORY AND OTHER AGREEMENTS

XAI serves as the investment adviser to the Fund and is responsible for overseeing the Fund’s overall investment strategy and its implementation. Octagon Credit Investors, LLC (“Octagon” or the “Sub-Adviser”) serves as the investment sub-adviser of the Fund and is responsible for investing the Fund’s assets. The Fund pays an advisory fee to the Adviser. The Adviser pays to the Sub-Adviser a sub-advisory fee out of the advisory fee received by the Adviser.

Pursuant to an investment advisory agreement between the Fund and the Adviser, the Fund pays the Adviser a fee, payable monthly in arrears, in an annual amount equal to 1.50% of the Fund’s average daily Managed Assets. “Managed Assets” means the total assets of the Fund, including assets attributable to the Fund’s use of leverage, minus the sum of its accrued liabilities (other than liabilities incurred for the purpose of creating leverage). For the period ended March 31, 2026, the Fund incurred $387,234 in advisory fees.

Pursuant to an investment sub-advisory agreement among the Fund, the Adviser and the Sub-Adviser, the sub-advisory fee, payable monthly in arrears to the Sub-Adviser, is calculated as a specified percentage of the advisory fee payable by the Fund to the Adviser (before giving effect to any fees waived or expenses reimbursed by the Adviser). The specified percentage is equal to the blended percentage computed by applying the following percentages to the average daily Managed Assets of the Fund:

Average Daily Managed Assets	Percentage of Advisory Fee
First $200 million	70%
Next $300 million	60%
Over $500 million	50%

The Fund does not pay a performance or incentive fee to the Adviser or the Sub-Adviser. For the period ended March 31, 2026, the Fund did not reimburse any expenses of the Sub-Adviser. The Fund pays all costs and expenses of its operations, subject to the Operating Expense Limitation Agreement (as described below).

Octagon XAI CLO Income Fund

NOTES TO FINANCIAL STATEMENTS

March 31, 2026 (Continued) (Unaudited)

The Fund, the Adviser and the Sub-Advisor have entered into a letter agreement, effective as of November 11, 2024 (the “Operating Expense Limitation Agreement”), pursuant to which the Adviser and the Sub-Adviser have agreed to waive a portion of their advisory or sub-advisory fees, as applicable, or reimburse the Fund for certain operating expenses so that the annual operating expenses of the Fund (exclusive of any Excluded Expenses (as defined below) do not exceed 0.68% of the Fund’s Managed Assets (the “Operating Expense Limitation”). For purposes of the Operating Expense Limitation Agreement, “Excluded Expenses” are (i) investment advisory fees, (ii) investor support and secondary market services fees, (iii) taxes, (iv) expenses incurred directly or indirectly by the Fund as a result of an investment in a permitted investment (including, without limitation, acquired fund fees and expenses), (v) expenses associated with the acquisition or disposition of portfolio investments (including, without limitation, brokerage commissions and other trading or transaction expenses), (vi) leverage expenses (including, without limitation, costs associated with the issuance or incurrence of leverage, commitment fees, interest expense or dividends on preferred shares), (vii) distribution and/or shareholder servicing (12b-1) fees, (viii) dividends on short sales, if any, (ix) securities lending costs, if any, (x) expenses of holding, and soliciting proxies for, meetings of shareholders of the Fund (except to the extent relating to routine items such as the election of trustees), (xi) expenses of a reorganization, restructuring, redomiciling or merger of the Fund or the acquisition of all or substantially all of the assets of another fund, or (xii) any extraordinary expenses not incurred in the ordinary course of the Fund’s business (including, without limitation, expenses related to litigation, derivative actions, demands related to litigation, regulatory or other government investigations and proceeding).

The Operating Expense Limitation Agreement provides that the Adviser and the Sub-Adviser may recoup amounts reimbursed pursuant to the Operating Expense Limitation Agreement for a period not to exceed three years following the date of such waiver or reimbursement, to the extent such recoupment does not cause the Fund’s operating expenses to exceed (a) the Operating Expense Limitation in effect at the time the expense was paid or absorbed, and (b) the Operating Expense Limitation in effect at the time of such recoupment. Any recoupment shall be allocated between the Adviser and the Sub-Adviser in the same proportion as the allocation of waived fees and/or reimbursed expenses being recouped. The Operating Expense Limitation Agreement shall remain in effect according to its terms through January 31, 2027, unless sooner terminated with the written consent of the Board of Trustees of the Fund. The agreement will terminate automatically upon the termination of the Advisory Agreement or the Sub-Advisory Agreement unless a new Advisory Agreement with the Adviser (or an affiliate of the Adviser) or a new Sub-Advisory Agreement with the Sub-Adviser (or an affiliate of the Sub-Adviser), as applicable, to replace the terminated agreement becomes effective upon such termination.

Fees Waived/ Reimbursed By Advisor
Class I	$136,857
Class A	38,376

As of March 31, 2026, the reimbursed expenses subject to potential recovery by year of expiration are as follows:

	Expiring
	September 30, 2028	March 31, 2029
Class I	$288,177	$136,857
Class A	33,049	38,376
Total	$321,226	$175,233

Paralel Technologies LLC (“PRT”) serves as the Fund’s administrator, accounting agent and transfer agent pursuant to an Administration and Fund Accounting Agreement and Transfer Agent Agreement, respectively, and receives customary fees from the Fund for such services. Administrative and accounting fees and transfer agency fees paid by the Fund for the period ended March 31, 2026 are disclosed in the Statement of Operations.

Paralel Distributors LLC (the “Distributor”) acts as the principal underwriter for the Fund and distributes shares pursuant to a Distribution Agreement. The Fund’s shares may be offered through other brokers, dealers and other financial intermediaries that have entered into selling agreements with the Distributor. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (“FINRA”). Paralel Distributors LLC is an affiliate of PRT.

Employees of PINE Advisors LLC (“PINE”) serve as the Fund’s chief compliance officer and principal financial officer. PINE provides services that assist the Fund’s chief compliance officer in monitoring and testing the policies and procedures of the Fund in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. PINE receives an annual base fee for the services provided to the Fund and is reimbursed for certain out-of-pocket expenses by the Fund. Service fees paid by the Fund for the period ended March 31, 2026 are disclosed in the Statement of Operations.

U.S. Bank N.A. serves as the Fund’s custodian, under which the Custodian holds the Fund’s assets in compliance with the 1940 Act. Custodian fees paid by the Fund for the period ended March 31, 2026, are disclosed in the Statement of Operations.

NOTE 4 - DISTRIBUTION AND SERVICING PLAN

The Fund has adopted a Distribution and Servicing Plan for the Class A Shares of the Fund. The Distribution and Servicing Plan operates in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1 as a condition of exemptive relief which it has been granted under the 1940 Act which permits it to have, among other things, a multi-class structure and distribution and/or shareholder servicing fees. The Distribution and Servicing Plan permits the Fund to compensate the Distributor for providing or procuring through financial firms, distribution, administrative, recordkeeping, shareholder and/or related services with respect to the Class A Shares. Most or all of the distribution and/or service fees are paid to financial firms through which Shareholders may purchase or hold Class A Shares.

The maximum annual rates at which the distribution and/or servicing fees may be paid under the Distribution and Servicing Plan for Class A Shares (calculated as a percentage of the Fund’s average daily net assets attributable to the Class A Shares) is 0.85%. Payment of the Distribution and/or Servicing Fee is governed by the Fund’s Distribution and Servicing Plan.

The Fund also may pay for sub-transfer agency, sub-accounting and certain other administrative services outside of its Distribution and Servicing Plan.

Octagon XAI CLO Income Fund

NOTES TO FINANCIAL STATEMENTS

March 31, 2026 (Continued) (Unaudited)

Class I Shares do not incur a Distribution and/or Servicing Fee.

The Adviser and the Sub-Adviser have agreed to enter into an Expense Limitation and Reimbursement Agreement with the Fund through May 4, 2026 (the “Limitation Period”). Under the Expense Limitation and Reimbursement Agreement, the Adviser and the Sub-Adviser have agreed to reimburse the Fund for a portion of distribution and/or shareholder servicing fees paid and/or accrued during the Limitation Period in an amount equal to 0.50% of the Fund’s average daily net assets. Any reimbursement amount shall be allocated between the Adviser and the Sub-Adviser in the same proportion as the Specified Percentage (as defined in the Sub-Advisory Agreement) as calculated at the time of such reimbursement. During the Reimbursement Period, the Expense Limitation and Reimbursement Agreement may be terminated or modified only with the written consent of the Board of Trustees. For a period not to exceed three years from the date on which fees are waived, the Adviser and the Sub-Adviser may recoup amounts reimbursed, provided that, after giving effect to such recoupment, the Fund’s expense ratio (excluding Excluded Expenses, as defined below) is not greater than (i) the Fund’s expense ratio (excluding Excluded Expenses) at the time the fees were waived or (ii) any expense limitation in effect at the time of such recoupment. “Excluded Expenses” are management fees, distribution and/or servicing fees, taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses. Any recoupment payment shall be allocated between the Adviser and the Sub-Adviser in the same proportion as the allocation of the reimbursement amount being recouped pursuant to such recoupment payment (i.e. in the same proportion as the Specified Percentage as (defined in the Sub-Advisory Agreement) as calculated at the time of the applicable reimbursement). The Expense Limitation and Reimbursement Agreement is separate from the Operating Expense Limitation Agreement. For the period ended March 31, 2026, the amount of distribution and/or shareholder servicing fees reimbursed to the Fund subject to recoupment was $28,141.

NOTE 5 - CAPITAL TRANSACTIONS

The Fund engages in a continuous offering of its Shares under Rule 415 under the Securities Act of 1933, as amended. The Fund is offering to sell, through the Distributor, its Shares at the then-current NAV per Share. The Fund, pursuant to exemptive relief granted by the SEC, offers multiple classes of shares. The maximum sales load imposed on purchases and distribution and/or servicing fees charged vary depending on the share class.

Share transactions were as follows:

	Period Ended March 31, 2026 (Unaudited)	Period Ended September 30, 2025(a)
Class I
Common shares sold	73,019	1,613,376
Common shares issued as reinvestment of dividends	13,287	15,745
Common shares repurchased	(103,644)	(8)
Common shares transferred	20	–
Net increase/(decrease) in shares outstanding	(17,318)	1,629,113
Class A
Common shares sold	12,280	438,307
Common shares issued as reinvestment of dividends	11,139	9,193
Common shares repurchased	(3,357)	–
Common shares transferred	(20)	–
Net increase in shares outstanding	20,042	447,500

(a)	Reflects operations for the period from November 4, 2024 (commencement of operations) to September 30, 2025 for Class I Shares and December 2, 2024 to September 30, 2025 for Class A Shares.

The Fund has adopted a fundamental policy in which it offers to repurchase at net asset value no less than 5% and no more than 25% of the outstanding shares of the Fund once each quarter pursuant to Rule 23c-3 of the 1940 Act, and there is no guarantee that an investor will be able to sell all the Shares that the investor desires to sell in a repurchase offer. If shareholders tender more than the repurchase offer amount for any given repurchase offer, the Fund may repurchase up to an additional 2% of the outstanding Shares. If Fund shareholders tender more Shares than the Fund decides to repurchase, the Fund will repurchase the Shares on a pro rata basis, subject to limited exceptions.

During the period ended March 31, 2026, the Fund completed two quarterly repurchase offers as follows:

Repurchase Offer Notice	Repurchase Request Deadline	Repurchase Offer Amount	% of Shares Repurchased		Number of Shares Repurchased
October 15, 2025	November 26, 2025	5.00%	0.00	%(a)	1
January 14, 2026	February 25, 2026	5.00%	5.00%		107,000

(a)	Less than 0.005%

NOTE 6 - PORTFOLIO INFORMATION

Purchase and Sale of Securities – For the period ended March 31, 2026, the cost of purchases and proceeds from sales of securities, excluding short-term obligations were as follows:

Cost of Investments Purchased	$9,949,628
Proceeds from Investments Sold	$9,614,503

Octagon XAI CLO Income Fund

NOTES TO FINANCIAL STATEMENTS

March 31, 2026 (Continued) (Unaudited)

NOTE 7 - TAXES

Classification of Distributions – Because U.S. federal income tax regulations differ from U.S. GAAP, net investment income and net realized gains may differ for financial statement and tax purposes. Due to the timing of dividend distributions, the fiscal year in which the amounts are distributed for tax purposes may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The tax character of distributions paid by the Fund during the year ended September 30, 2025, was as follows:

Distributions Paid From:
Ordinary Income	$2,028,295
Return of Capital	105,106
Total	$2,133,401

Tax Basis of Investments – Net unrealized appreciation/(depreciation) of investments based on federal tax cost as of March 31, 2026, was as follows:

Cost of investments for income tax purposes	$30,566,035
Gross appreciation (excess of value over tax cost)	$21,116,871
Gross depreciation (excess of tax cost over value)	(3,214,635)
Net unrealized appreciation/(depreciation)	$17,902,236

The primary difference between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and investments in passive foreign investment companies.

Federal Income Tax Status – For federal income tax purposes, the Fund currently qualifies, and intends to continue to qualify, as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its investment company taxable net income and realized gain, not offset by capital loss carryforwards, if any, to its shareholders. No provision for federal income taxes has been made.

As of and during the period ended March 31, 2026, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return.

As a registered investment company, the Fund is subject to a 4% excise tax that is imposed if the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year. In certain circumstances, the Fund may elect to retain income or capital gain to the extent that the Board of Trustees, in consultation with Fund management, determines it to be in the interest of shareholders to do so. Alternatively, the Fund may have to dispose of portfolio securities to make a distribution at a time when independent investment judgment might not dictate such disposition.

Depending on the level of taxable income earned in a tax year, the Fund may choose to carry forward such taxable income in excess of current year dividend distributions from such current year taxable income into the next tax year and pay a 4% excise tax on such income, as required. To the extent that the Fund determines that its estimated current year taxable income will be in excess of estimated dividend distributions for the current year from such income, the Fund accrues excise tax, if any, on estimated excess taxable income as such taxable income is earned.

NOTE 8 - SUBSEQUENT EVENTS

On April 1, 2026, the Fund paid distributions of $0.15469 per Class I Share and $0.14775 per Class A Share to Shareholders of record on March 30, 2026.

On May 1, 2026, the Fund paid distributions of $0.14926 per Class I Share and $0.14241 per Class A Share to Shareholders of record on April 29, 2026.

On May 14, 2026, the Board of Trustees, including the trustees who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Fund (the “Independent Trustees”), has unanimously approved, subject to approval by shareholders, Rockford Tower Asset Management, L.L.C. (“King Street Sub- Adviser”), which is an affiliate of King Street Capital Management, L.P. (“King Street”) to serve as the investment sub-adviser for the Fund, subject to shareholder approval. If approved by shareholders, the King Street Sub-Adviser would enter into a new investment sub-advisory agreement with the Fund and XAI. Pursuant to the Investment Company Act of 1940, the new sub-advisory agreement must be approved by shareholders of the Fund. The Fund intends to call a special meeting of shareholders for the purpose of voting on the new sub-advisory agreement on or about July 30, 2026.

The Fund’s investment objective will remain focused on providing high income and total return. Certain changes to the Fund’s investment policies will become effective upon shareholder approval of the new sub-advisory agreement, in order to best utilize King Street’s investment capabilities. Currently, under normal conditions, the Fund invests at least 80% of its managed assets (net assets plus any borrowings from leverage) in securities of CLO Debt and CLO Equity, with a limit of 20% of the Fund’s managed assets in CLO Equity. Upon approval of the new sub-advisory agreement, the Fund will invest at least 60% of its managed assets in CLO Debt and may invest up to 20% of its managed assets in CLO Equity. Additionally, the Fund may also opportunistically invest (i) up to 20% of its managed assets in asset-backed securities (“ABS”) (including ABS the collateral for which includes, among other assets, student loan receivables, automobile loan and credit card receivables and residential and commercial mortgage-backed securities, and (ii) up to 20% of the Fund’s managed assets in business development companies that invest in private credit assets. Octagon Credit Investors, LLC, the Fund's current investment sub-adviser, will resign as investment sub-adviser to the Fund, effective on or about July 30, 2026.

Octagon XAI CLO Income Fund

DIVIDEND REINVESTMENT PLAN

March 31, 2026 (Unaudited)

Under the Fund’s Dividend Reinvestment Plan (the “Plan”), all Shareholders will have all dividends and distributions, including any capital gain distributions, reinvested automatically in additional Shares by Paralel Technologies LLC, as agent for the Shareholders (the “Plan Agent”), unless the Shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the Shareholder. In the case of record Shareholders such as banks, brokers or other nominees that hold Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Shares certified from time to time by the record Shareholder as representing the total amount registered in such Shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose Shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. Such Shareholders may not be able to transfer their Shares to another bank or broker and continue to participate in the Plan.

Shares received under the Plan will be issued to Shareholders at their NAV on the ex-dividend date; there is no sales or other charge for reinvestment. Shareholders are free to withdraw from the Plan and elect to receive dividends and distributions in cash at any time by giving written notice to the Plan Agent or by contacting their broker or dealer, who will inform the Fund. Shareholder requests must be received by the Fund at least ten days prior to the payment date of the distribution to be effective for that distribution.

The Plan Agent provides written confirmation of all transactions in the Shareholder accounts in the Plan, including information Shareholders may need for tax records. Any proxy a Shareholder receives will include all Shares received under the Plan.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate its Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent on at least 90 days’ prior written notice to the participants in such Plan. All correspondence concerning the Plan should be directed to the Plan Agent at Paralel Technologies LLC, Octagon XAI CLO Income Fund, P.O. Box 2170, Denver, CO 80201.

Octagon XAI CLO Income Fund

ADDITIONAL INFORMATION

March 31, 2026 (Unaudited)

PROXY VOTING

You may obtain (i) Information on how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 and (ii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities, without charge, upon request, by calling (888) 903-3358. This information is also available on the SEC’s website at www.sec.gov.

QUARTERLY SCHEDULE OF PORTFOLIO INVESTMENTS INFORMATION

The Fund is required to file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

AVAILABILITY OF FUND UPDATES

The Fund regularly updates performance and certain other data and publishes press releases and other material information as necessary from time to time on its website at www.xainvestments.com/OCTIX. Investors and others are advised to check the website for updated performance information and the release of other material information about the Fund. References herein to the Fund’s website are intended to allow investors public access to information regarding the Fund and do not, and are not intended to, incorporate the Fund’s website in this report.

TRANSFER AGENT, ADMINISTRATOR, CUSTODIAN, CFO AND CCO

Paralel Technologies LLC (“Paralel”) serves as the administrator of the Fund, its transfer agent, share registrar and Plan Agent. The Fund pays to Paralel a monthly fee equal to the greater of an annual minimum fee or a fee equal to a percentage of the Fund’s net assets, which percentage is subject to breakpoints at increasing levels of net assets, and reimburses Paralel for certain out-of-pocket expenses. Paralel is located at 1700 Broadway, Suite 2100, Denver, Colorado 80290.

U.S. Bank N.A., 1555 N. River Center Drive, Milwaukee, Wisconsin 53212, serves as the Fund’s custodian. Under the custody agreement, the custodian is required to hold the Fund’s assets in compliance with the 1940 Act. For its services, the custodian receives a monthly fee based upon, among other things, the average value of the total assets of the Fund, plus certain charges for securities transactions.

The Fund has entered into a Services Agreement (the “Services Agreement”) with PINE Advisors LLC (“PINE”), pursuant to which PINE provides Chief Financial Officer and Chief Compliance Officer services to the Fund, and qualified employees of PINE serve as Chief Financial Officer and Treasurer of the Fund and Chief Compliance Officer of the Fund. Notwithstanding the Services Agreement, the designations of the Chief Financial Officer and Treasurer of the Fund and the Chief Compliance Officer of the Fund must be approved by the Board of Trustees, including, in the case of the Chief Compliance Officer, a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund. Pursuant to the Services Agreement, the Fund pays PINE an annual fee, payable monthly, and reimburses certain out-of-pocket expenses. PINE’s principal business address is 501 S. Cherry Street, Suite 610, Denver, Colorado 80246.

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP, 320 South Canal Street, Chicago, Illinois 60606, serves as the Fund’s legal counsel.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company Ltd., 1350 Euclid Ave., Suite 800, Cleveland, OH 44115, is the Fund’s independent registered public accounting firm. Cohen & Company is expected to render an opinion annually on the financial statements and financial highlights of the Fund.

UNRESOLVED SEC STAFF COMMENTS

None.

Octagon XAI CLO Income Fund

ADDITIONAL INFORMATION

March 31, 2026 (Continued) (Unaudited)

PRIVACY PRINCIPLES OF THE FUND

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties:

FACTS	WHAT DOES XAI Funds (the “Funds”) DO WITH YOUR PERSONAL INFORMATION?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit
Why?	some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account transactions
What?	• Account balances and transaction history
• Wire transfer instructions
• Checking account information
When you are no longer a customer, we may continue to share your information as described in this notice.
All financial companies need to share customers’ personal information to run their everyday business. In the section
How?	below, we list the reasons financial companies can share their customers’ personal information; the reasons the XAI
Funds choose to share; and whether you can limit this sharing.

Octagon XAI CLO Income Fund

ADDITIONAL INFORMATION

March 31, 2026 (Continued) (Unaudited)

Reasons we can share your personal information	Does the Fund Share?	Can You Limit this Sharing?
For our everyday business purposes	Yes	No
Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus
For our marketing purposes	Yes	No
To offer our products and services to you
For joint marketing with other financial companies	No	We don’t share
For our affiliates to support everyday business functions	Yes	No
Information about your transactions supported by law
For our affiliates’ everyday business purposes	No	We don’t share
Information about your creditworthiness
For non-affiliates to market to you	No	We don’t share
Who are we?
Who is providing this notice?	XAI Funds (the “Funds”)
What we do?
How does XAI Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
Why does XAI Funds collect my personal information?	We collect your personal information, for example, when you
Open an account
Provide account information or give us your contact information
Make a wire transfer or deposit money
Tell us where to send money
We also collect your information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
sharing for affiliates’ everyday business purposes – information about your creditworthiness affiliates from using your information to market to you
sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. XAI Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. XAI Funds does not jointly market.

Octagon XAI CLO Income Fund

APPROVAL OF ADVISORY AGREEMENTS

March 31, 2026 (Unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

At a meeting of the Board of Trustees (the “Board”), held on February 10, 2026, the Board, including those Trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (the “Independent Trustees”), evaluated the terms of the investment management agreement between the Fund and XA Investments LLC (the “Advisory Agreement”) and the investment management agreement among the Fund, XA Investments LLC and Octagon Credit Investors, LLC (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Investment Management Agreements”) and reviewed the duties and responsibilities of the Trustees in evaluating and approving such agreements.

In considering whether to renew the Investment Management Agreements, the Board, including the Independent Trustees, reviewed the materials provided by XA Investments LLC (the “Adviser” and “XAI”) and Octagon Credit Investors, LLC (the “Sub-Adviser” and “Octagon”) and other information from counsel and from the Adviser and Sub-Adviser, including: (i) copies of the Investment Management Agreements; (ii) information describing the nature, quality and extent of the services that the Adviser and Sub-Adviser provide to the Fund and the fees the Adviser and Sub-Adviser charge to the Fund; (iii) the experience and qualifications of the personnel providing such services; (iv) information concerning the Adviser’s and Sub-Adviser’s financial condition, business, operations, portfolio management personnel and compliance programs; (v) information describing the Fund’s advisory fees and operating expenses; (vi) a copy of the Adviser’s and Sub-Adviser’s current Form ADV; and (vii) a memorandum from counsel on the responsibilities of trustees in considering investment advisory arrangements under the Investment Company Act of 1940. The Board also considered presentations made by, and discussions held with, representatives of the Adviser and Sub-Adviser at the meeting and at meetings held on August 12, 2025 and November 18, 2025. The Board also received information comparing the advisory fees and expenses of the Fund to those of investment companies that were defined as peers. The Board determined that the responses provided by the Adviser and Sub-Adviser were sufficiently responsive to permit it to evaluate the Investment Management Agreements.

During its review of this information, the Board focused on and analyzed the factors that the Board deemed relevant, including: the nature, extent and quality of the services provided to Fund by the Adviser and Sub-Adviser; the investment performance of the Fund and the Adviser and Sub- Adviser; the Fund’s expenses; the profitability to the Adviser and Sub-Adviser under the Investment Management Agreements; any “fall-out” benefits to the Adviser and the Sub-Adviser; and the effect of asset growth on the Fund’s expenses. Each member of the Board may have placed different weight on different factors, and no single factor was determinative to the decision of the Board.

XAI Investments LLC (Adviser)

i.	The nature, extent, and quality of the services provided by the Adviser. The Board reviewed the services being provided by the Adviser to the Fund including, without limitation, the nature and quality of the investment advisory services since the Fund’s inception; its review, selecting and monitoring of Octagon Credit Investors, LLC (the “Sub-Adviser”); its coordination of services for the Fund by the Fund’s service providers; its compliance procedures and practices; the backgrounds of key investment personnel responsible for servicing the Fund; and its distribution efforts to promote Fund. After reviewing the foregoing information and further information in the questionnaire, the Board concluded that the quality, extent, and nature of the services provided by the Adviser are satisfactory and adequate for the Fund.

ii.	The investment performance of Fund and the Adviser. The Board compared the performance of Fund with the performance of its benchmark index and a comparable peer group of funds. The Board also considered whether the methodology used in constructing Fund’s peer group was reasonable. The Board considered the performance of the Fund compared to the performance of funds in Fund’s peer group over various measurement periods. The Board noted that as of the quarter ended June 30, 2025, the Fund out-performed its benchmark since the Fund’s inception, and the Fund lagged its benchmark for the one year period ended December 31, 2025. The Board considered the total assets of the competitor funds and total assets under management of other fund advisers and their resulting ability to achieve economies of scale. After consideration of the investment performance of the Fund, and its relatively short performance history, the Adviser’s experience in managing the Fund, the continuity of the Adviser’s personnel and other factors, the Board concluded that the investment performance of Fund and the Adviser were consistent with Fund’s investment objective and policies and therefore satisfactory.

iii.	The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with Fund. The Board considered the total expense ratio of Fund and the management fees paid to the Adviser as well as the Sub-Adviser. The Board then considered these fees as compared to fees paid by funds in Fund’s peer group and peer universe. The Board noted that the Fund’s management fees were equal to or lower than three funds in its peer universe, and that the Fund’s gross management fee was slightly below the peer universe average, although higher than the peer group average. The Board noted that the Fund does not charge an income based incentive fee, although one fund it is peer group and four funds in its peer universe did charge such fees. The Board also considered the quality and experience of XAI’s personnel, XAI’s business philosophies and methods of operation; XAI’s compliance policies and procedures; the financial condition of XAI; the level of commitment to the Fund by XAI and its principals; the costs associated with the trading strategies of the Fund; the Adviser’s prior payment of startup costs for the Fund; and the overall expenses of the Fund.

iv.	The Board also considered potential benefits to the Adviser in managing Fund. In this regard, the Board considered the form ADV of the Adviser, the financial condition of the Adviser and the amount of revenue and profits achieved from managing each Fund. The Board found that the profitability of the Adviser in light of the nature and quality of the services provided, amount of assets under management, costs associated with implementing and monitoring Fund investment strategy and other factors was fair and reasonable.

v.	The extent to which economies of scale would be realized as the Fund grows. The Board considered whether economies of scale could be achieved as the Fund grows and whether the Adviser’s fees reflect these economies of scale in a manner that is fair and reasonable and beneficial for the Fund’s investors. The Board considered the Fund’s asset levels, expectations for growth and level of fees and the Board determined that the Adviser’s fee was fair and reasonable when considering Fund’s asset levels and economies of scale.

vi.	Whether fee levels reflect these economies of scale for the benefit of each of the Fund’s investors. The Board considered the total fees paid by the Fund to the Adviser in light of the total assets being managed, the operational expenses incurred in processing transactions, brokerage fees and other related costs and expenses. The Trustees concluded the total fees paid were fair and reasonably reflected the costs and expenses of managing funds of similar size and with similar investment strategies.

Octagon XAI CLO Income Fund

APPROVAL OF ADVISORY AGREEMENTS

March 31, 2026 (Continued) (Unaudited)

Octagon Credit Investors LLC

i.	The nature, extent, and quality of the services provided by the Sub-Adviser. The Board reviewed the services being provided by the Sub-Adviser to the Fund including, without limitation, the nature and quality of the investment advisory services provided to the Fund, the background and experience of the Sub-Adviser’s team servicing the Fund, its expertise in investing in below investment grade corporate debt, its communication and coordination with service providers to the Fund, its consultation with the Adviser with respect to the fair valuation of the Fund’s assets, and related tasks. After reviewing the foregoing information and further information in the questionnaire the Board concluded that the quality, extent, and nature of the services provided by the Sub-Adviser are satisfactory and adequate for the Fund.

ii.	The investment performance of Fund and the Sub-Adviser. The Board compared the performance of the Fund with the performance of the Fund’s benchmark indices and comparable group of peer funds. The Board also considered whether the methodology used in constructing the Fund’s peer group was reasonable. The Board considered the performance of the Fund compared to the performance of funds in the Fund’s peer group over various measurement periods. The Board noted that as of the quarter ended June 30, 2025, the Fund out-performed its benchmark since the Fund’s inception, and the Fund lagged its benchmark for the one year period ended December 31, 2025. The Board considered the total assets of the competitor funds and total assets under management of other fund advisers and their resulting ability to achieve economies of scale. After consideration of the investment performance of the Fund, and its relatively short performance history, Octagon’s experience in managing the Fund, the continuity of the Adviser’s personnel and other factors, the Board concluded that the investment performance of Fund and the Adviser were consistent with Fund’s investment objective and policies and therefore satisfactory.

iii.	The costs of the services to be provided and profits to be realized by the Sub-Adviser and its affiliates from the relationship with Fund. The Board considered the total expense ratio of Fund and the management fees paid to the Sub-Adviser as well as the Sub-Adviser. The Board then considered these fees as compared to fees paid by funds in Fund’s peer group and peer universe. The Board noted that the Fund’s management fees were equal to or lower than three funds in its peer universe, and that the Fund’s gross management fee was slightly below the peer universe average, although higher than the peer group average. The Board noted that the Fund does not charge an income based incentive fee, although one fund it is peer group and four funds in its peer universe did charge such fees. The Board also considered the quality and experience of the Sub-Adviser personnel, the Sub-Adviser business philosophies and methods of operation; the Sub-Adviser compliance policies and procedures; the financial condition of the Sub-Adviser; the level of commitment to the Fund by the Sub-Adviser and its principals; the costs associated with the trading strategies of the Fund; the Adviser’s prior payment of startup costs for the Fund; and the overall expenses of the Fund. The Trustees considered the fees paid by a private fund advised by the Sub-Adviser and the Sub-Adviser’s explanation for the difference in fees charged by the Sub-Adviser.

iv.	The extent to which economies of scale would be realized as the Fund grows. The Board considered whether economies of scale could be achieved as the Fund grows and whether the Sub-Adviser’s fee reflects these economies of scale in a manner that is fair and reasonable and beneficial for the Fund’s investors. Following further discussion of the Fund’s asset levels, expectations for growth and level of fees, the Board determined that the Sub- Adviser’s fees were fair and reasonable when considering the Fund’s asset levels and economies of scale.

v.	Whether fee levels reflect these economies of scale for the benefit of the Fund’s investors. The Board considered the total fees paid by the Fund to the Adviser, and the Adviser to the Sub-Adviser, in light of the total assets being managed, the operational expenses incurred in processing transactions, brokerage fees and other related costs and expenses. The Trustees concluded the total fees paid are fair and reasonably reflect the costs and expenses of managing a fund of similar size and with a similar investment strategy.

Costs and expenses of the transaction. The Board considered that Shareholders of the Fund will not bear any costs in connection with the transaction, inasmuch as the Sub-Adviser will bear the costs, fees and expenses incurred by the Fund in connection with the proxy statement and any other costs of the Fund associated with the transaction.

Conclusion

Based on the foregoing and such other matters as were deemed relevant, the Board concluded in its reasonable business judgment that the advisory fee rate and total expense ratio are reasonable in relation to the services provided by the Adviser and Sub-Adviser to the Fund, as well as the costs incurred and benefits gained by the Adviser and Sub-Adviser in providing such services. The Board also found the advisory fees and sub-advisory fees to be reasonable in comparison to the fees charged by advisers to other comparable funds. As a result, the Board, and the Independent Trustees voting separately, concluded that the renewal of the Investment Management Agreements was in the best interests of the Fund and approved the Investment Management Agreements. No single factor was determinative to the decision of the Board.

(b)	Not applicable.

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	The Schedule of Investments is included as part of the Semi-Annual Report to Shareholders filed under Item 1(a) of this report.

(b)	Not applicable.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies

(a)	Not applicable.

(b)	Not applicable.

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

See the section entitled “Board Consideration of Investment Advisory Agreement and Investment Sub-Advisory Agreement” in the Shareholder Report under Item 1.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 15.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board of Directors of the Registrant.

Item 16.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on an evaluation of the Registrant’s controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item	18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19.	Exhibits.

(a)(1)	Not applicable.
(a)(2)	None.
(a)(3)	Certifications as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached hereto.
(a)(4)	None.
(a)(5)	Not applicable.
(b)	Certifications as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OCTAGON XAI CLO INCOME FUND

By:	(Signature and Title)	/s/ Theodore J. Brombach
Theodore J. Brombach
Date:	June 5, 2026	President and Chief Executive Officer
(Principal Executive Officer)

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	(Signature and Title)	/s/ Theodore J. Brombach
Theodore J. Brombach
Date:	June 5, 2026	President and Chief Executive Officer
(Principal Executive Officer)

By:	(Signature and Title)	/s/ Derek J. Mullins
Derek J. Mullins
Date:	June 5, 2026	Treasurer and Chief Financial Officer
(Principal Financial Officer)